UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 17, 1999
                Date of Report (Date of earliest event reported)



                                  InaCom Corp.
             (Exact name of registrant as specified in its charter)


        Delaware               0-16114                        47-0681813
    (State or other          (Commission                     (IRS Employer
    jurisdiction of          File Number)                  Identification No.)
    incorporation)


       10810 Farnam Drive, Suite 200, Omaha Nebraska              68154
         (Address of principal executive offices)               (Zip Code)

                                 (402) 758-3900
               Registrant's telephone number, including area code



             ------------------------------------------------------
                (Former name or former address, if changed since
                                  last report.)






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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

         The stockholders of InaCom Corp., a Delaware corporation ("InaCom"), at a special stockholders' meeting on February 17, 1999, approved the issuance of InaCom common stock to stockholders of Vanstar Corporation, a Delaware corporation ("Vanstar"), pursuant to an Agreement and Plan of Merger dated October 8, 1998 (the "Merger Agreement"). The Vanstar stockholders, at a special stockholders' meeting also held on February 17, 1999, approved the Merger Agreement. Vanstar became a wholly-owned subsidiary of InaCom on February 17, 1999 following the foregoing stockholder approvals and the filing of a Certificate of Merger in Delaware. A copy of the Certificate of Merger is attached hereto as Exhibit 3.1.

         The InaCom stockholders at the special stockholders' meeting also approved (i) an amendment to the certificate of incorporation of InaCom to increase the number of authorized shares of InaCom common stock to 100,000,000 shares and (ii) an increase of an additional 10,000,000 shares of InaCom common stock authorized for issuance under the 1997 InaCom Stock Plan. The amendment of InaCom's certificate of incorporation is attached hereto as Exhibit 3.2 and the amendment of the InaCom Stock Plan is attached hereto as Exhibit 4.1.

         Under the terms of the Merger Agreement, Vanstar stockholders are entitled to receive .64 shares of InaCom common stock in exchange for each share of Vanstar common stock previously owned.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         The financial statements required by Item 7(a) and Item 7(b) of Form 8-K will be filed pursuant to an amendment to Form 8-K no later than March 26, 1999.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger dated October 8, 1998 among InaCom Corp., Vanstar Corporation, and InaCom Acquisition Inc. incorporated by reference from InaCom Corp.'s Current Report on Form 8-K dated October 8, 1998.

         3.1      Certificate of Merger.

         3.2      Amendment to Certificate of Incorporation of InaCom Corp.

         4.1      Amendment to 1997 InaCom Stock Plan


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INACOM CORP.

February 17, 1999                            /s/ DAVID C. GUENTHNER
                                        By:______________________
                                           David C. Guenthner
                                           Executive Vice President and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS


      Exhibit                               Description

  2.1 Agreement and Plan of Merger dated October 8, 1998 among InaCom Corp., Vanstar Corporation, and InaCom Acquisition Inc. incorporated by reference from InaCom Corp.'s Current Report on Form 8-K dated October 8, 1998.

  3.1 Certificate of Merger.

  3.2 Amendment to Certificate of Incorporation of InaCom Corp.

  4.1 Amendment to 1997 InaCom Stock Plan.


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